[SHIP LOGO VANGUARD/(R)/]




VANGUARD/(R)/ MORGAN(TM) GROWTH FUND

VANGUARD GROWTH AND INCOME FUND



SUPPLEMENT TO THE PROSPECTUS

Effective July 1, 2008, John S. Cone, CFA, of Franklin Portfolio Associates, LLC, will no longer manage assets for Vanguard Morgan Growth Fund and Vanguard Growth and Income Fund.

Oliver E. Buckley, CIO and CEO of Franklin Portfolio Associates, will continue to serve as the Portfolio Manager for Vanguard Growth and Income Fund and for Franklin Portfolio Associates' portion of Vanguard Morgan Growth Fund.
Mr. Buckley has worked in investment management since 1988; has been with Franklin Portfolio Associates since 2000; and co-managed the Growth and Income Fund and Franklin Portfolio Associates' portion of the Morgan Growth Fund since 2008. Education: B.S. and M.S., Stanford University; M.B.A., University of California, Berkeley.

















CFA/(R) /is the trademark owned by CFA Institute.


(C) 2008 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.                      PSCONE 062008